                                 Subsidiaries

                                                                    Exhibit 21

              Name                                           State of            Type of Entity
                                                           Organization
Academy Nursing Home, Inc.                                      MA                 Corporation
Accumed, Inc.                                                   NH                 Corporation
ADS Apple Valley Limited Partnership                            MA                 Limited Partnership
ADS Apple Valley, Inc.                                          MA                 Corporation
ADS Consulting, Inc.                                            MA                 Corporation
ADS Danvers ALF, Inc.                                           DE                 Corporation
ADS Dartmouth ALF, Inc.                                         DE                 Corporation
ADS Darmouth General Partnership                                MA                 General Partnership
ADS Hingham ALF, Inc.                                           DE                 Corporation
ADS Hingham Nursing Facility, L.P.                              MA                 Limited Partnership
ADS Home Health, Inc.                                           DE                 Corporation
ADS Management, Inc.                                            MA                 Corporation
ADS Palm Chelmsford, Inc.                                       MA                 Corporation
ADS Recuperative Center Limited Partnership                     MA                 Limited Partnership
ADS Recuperative Center, Inc.                                   MA                 Corporation
ADS Reservoir Waltham, Inc.                                     MA                 Corporation
ADS Senior Housing, Inc.                                        MA                 Corporation
ADS Village Manor, Inc.                                         MA                 Corporation
ADS/Multicare, Inc.                                             DE                 Corporation
ANR, Inc.                                                       DE                 Corporation
Applewood Health Resources, Inc.                                DE                 Corporation
ASCO Healthcare of New England, Inc.                            MD                 Corporation
ASCO Healthcare of New England, LP                              MD                 Limited Partnership
ASCO Healthcare, Inc.                                           MD                 Corporation
Berkeley Haven Limited Partnership                              WV                 Limited Partnership
Berks Nursing Homes, Inc.                                       PA                 Corporation
Bethel Health Resources, Inc.                                   DE                 Corporation
Brevard Meridian, LP                                            MD                 Limited Partnership
Breyut Convalescent center, LLC                                 NJ                 Limited Liability Corp.
Brightwood Property, Inc.                                       WV                 Corporation
Brinton Manor, Inc.                                             DE                 Corporation
Burlington Woods Convalescent Center, Inc.                      NJ                 Corporation
Canterbury of Shepherdstown Limited Partnership                 WV                 Limited Partnership
Care Haven Associates Limited Partnership                       WV                 Limited Partnership
Care4, LP                                                       DE                 Limited Partnership
CareCard, Inc.                                                  MD                 Corporation
Carefleet, Inc.                                                 PA                 Corporation
Catonsville, LP                                                 MD                 Limited Partnership
Century Care Management, Inc.                                   DE                 Corporation
Charlton Nursing Care Center Partnership                        MA                 Limited Partnership
Chateau Village Health Resources, Inc.                          DE                 Corporation
Cheltenham LTC Management, Inc.                                 PA                 Corporation
CHG Investment Corp., Inc.                                      DE                 Corporation
CHNR-1, Inc.                                                    DE                 Corporation
Colonial Hall Health Resources, Inc.                            DE                 Corporation
Colonial House Health Resources, Inc.                           DE                 Corporation
Compass Health Services, Inc.                                   WV                 Corporation
Concord Health Group, Inc.                                      DE                 Corporation


              Name                                           State of            Type of Entity
                                                           Organization
Concord Healthcare Corporation                                  DE                 Corporation
Concord Pharmacy Services, Inc.                                 PA                 Corporation
Concord Rehab, Inc.                                             PA                 Corporation
Concord Service Corporation                                     PA                 Corporation
Courtyard Nursing Care Center Partnership                       MA                 Limited Partnership
Crestview Convalescent Home, Inc.                               PA                 Corporation
Crestview North, Inc.                                           PA                 Corporation
Crozer-Genesis ElderCare, Inc.                                  PA                 Corporation
Crozer-Genesis ElderCare, LP                                    PA                 Limited Partnership
Crystal City Nursing Center, Inc.                               MD                 Corporation
Cumberland Associates of Rhode Island, LP                       DE                 Limited Partnership
CVNR, Inc.                                                      DE                 Corporation
Dawn View Manor, Inc.                                           WV                 Corporation
Delm Nursing, Inc.                                              PA                 Corporation
Derby Nursing Center, Inc.                                      CT                 Corporation
Dover Healthcare Associates, Inc.                               DE                 Corporation
Eastern Medical Supplies, Inc.                                  MD                 Corporation
Eastern Rehab Services, Inc.                                    MD                 Corporation
Easton Meridian, LP                                             MD                 Limited Partnership
Edella Street Associates                                        PA                 Limited Partnership
EIDOS, Inc.                                                     FL                 Corporation
Elmwood Health Resources, Inc.                                  DE                 Corporation
Encare of Massachusetts, Inc.                                   DE                 Corporation
Encare of Mendham, LCC                                          NJ                 Limited Liability Corp.
Encare of Pennsylvania, Inc.                                    NJ                 Corporation
Encare of Pennsylvania, Inc.                                    PA                 Corporation
Encare of Pennypack, Inc.                                       PA                 Corporation
Encare of Quakertown, Inc.                                      PA                 Corporation
Encare of Wyncote, Inc.                                         PA                 Corporation
ENR, Inc.                                                       DE                 Corporation
Genesis EldeCare Physicians Services, Inc.                      PA                 Corporation
Genesis EldeCare Rehab Services, Inc.                           PA                 Corporation
Genesis ElderCare Adult Day Health Services, Inc.               PA                 Corporation
Genesis ElderCare Diagnostic Services, Inc.                     PA                 Corporation
Genesis ElderCare Home Care Services, Inc.                      PA                 Corporation
Genesis ElderCare Home Health Services - Southern, Inc.         PA                 Corporation
Genesis ElderCare Hospitality Services, Inc.                    PA                 Corporation
Genesis ElderCare Management Services, Inc.                     DE                 Corporation
Genesis ElderCare National Centers, Inc.                        FL                 Corporation
Genesis ElderCare Network Services, Inc.                        PA                 Corporation
Genesis ElderCare Properties, Inc.                              PA                 Corporation
Genesis ElderCare Rehab Management Services, Inc.               PA                 Corporation
Genesis ElderCare Staffing Services, Inc.                       PA                 Corporation
Genesis ElderCare Transportation Services, Inc.                 PA                 Corporation
Genesis Health Services Corporation                             DE                 Corporation
Genesis Health Ventures of Arlington, Inc.                      PA                 Corporation
Genesis Health Ventures of Bloomfield, Inc.                     PA                 Corporation
Genesis Health Ventures of Clarks Summit, Inc.                  PA                 Corporation
Genesis Health Ventures of Indiana, Inc.                        PA                 Corporation
Genesis Health Ventures of Lanham, Inc.                         PA                 Corporation
Genesis Health Ventures of Massachusetts, Inc.                  PA                 Corporation
Genesis Health Ventures of Naugatuck, Inc.                      PA                 Corporation


              Name                                           State of            Type of Entity
                                                           Organization
Genesis Health Ventures of New Garden, Inc.                     PA                 Corporation
Genesis Health Ventures of Point Pleasant, Inc.                 PA                 Corporation
Genesis Health Ventures of Salisbury, Inc.                      PA                 Corporation
Genesis Health Ventures of Wayne, Inc.                          PA                 Corporation
Genesis Health Ventures of West Virginia, Inc.                  PA                 Corporation
Genesis Health Ventures of West Virginia, LP                    PA                 Limited Partnership
Genesis Health Ventures of Wilkes-Barre, Inc.                   PA                 Corporation
Genesis Health Ventures of Windsor, Inc.                        PA                 Corporation
Genesis Health Ventures, Inc.                                   PA                 Corporation
Genesis Healthcare Centers Holdings, Inc.                       DE                 Corporation
Genesis Holdings, Inc.                                          DE                 Corporation
Genesis Immediate Med Center, Inc.                              PA                 Corporation
Genesis Properties of Delaware Corporation                      DE                 Corporation
Genesis Properties of Delaware Ltd. Partnership, LP             DE                 Limited Partnership
Genesis Properties, LP                                          PA                 Corporation
Geriatric & Medical Companies, Inc.                             DE                 Corporation
Geriatric & Medical Investments Corp.                           DE                 Corporation
Geriatric & Medical Services, Inc.                              NJ                 Corporation
GeriMed Corp.                                                   PA                 Corporation
Glenmark Associates - Dawnview Manor, Inc.                      WV                 Corporation
Glenmark Associates, Inc.                                       WV                 Corporation
Glenmark Properties I, Limited Partnership                      WV                 Limited Partnership
Glenmark Limited Liability Company I                            WV                 Limited Liability Corp.
Glenmark Properties, Inc.                                       WV                 Corporation
GMA - Brightwood, Inc.                                          WV                 Corporation
GMA - Madison, Inc.                                             WV                 Corporation
GMA - Uniontown, Inc.                                           PA                 Corporation
GMA Construction, Inc.                                          WV                 Corporation
GMA Partnership Holding Company, Inc.                           WV                 Corporation
GMC - LTC & Management, Inc.                                    PA                 Corporation
GMC Leasing Corp.                                               DE                 Corporation
GMC Medical Consulting Services, Inc.                           PA                 Corporation
GMS Insurance services, Inc.                                    PA                 Corporation
GMS Management - Tucker, Inc.                                   PA                 Corporation
GMS Management, Inc.                                            PA                 Corporation
Governor's House Nursing Home, Inc.                             DE                 Corporation
Greenspring Meridian Limited Partnership                        MD                 Limited Partnership
Groton Associates of Connecticut, LP                            DE                 Limited Partnership
Hallmark Healthcare Limited Partnership                         MD                 Limited Partnership
Hammonds Lane Meridian Limited Partnership                      MD                 Limited Partnership
Health Concepts & Services, Inc.                                MD                 Corporation
Health Resources of Arcadia, Inc.                               DE                 Corporation
Health Resources of Boardman, Inc.                              DE                 Corporation
Health Resources of Bridgeton, LLC                              NJ                 Limited Liability Corp.
Health Resources of Cedar Grove, Inc.                           NJ                 Corporation
Health Resources of Cinnaminson, LLC                            NJ                 Limited Liability Corp.
Health Resources of Colchester, Inc.                            CT                 Corporation
Health Resources of Columbus, Inc.                              DE                 Corporation
Health Resources of Cranbury, LLC                               NJ                 Limited Liability Corp.
Health Resources of Cumberland, Inc.                            DE                 Corporation
Health resources of Eatontown, Inc.                             NJ                 Corporation
Health Resources of Emery, LLC                                  NJ                 Limited Liability Corp.


              Name                                           State of            Type of Entity
                                                           Organization
Health Resources of Englewood, LLC                              NJ                 Limited Liability Corp.
Health Resources of Ewing, LLC                                  NJ                 Limited Liability Corp.
Health Resources of Fair Lawn, LLC                              NJ                 Limited Liability Corp.
Health Resources of Farmington, Inc.                            DE                 Corporation
Health Resources of Gardner, Inc.                               DE                 Corporation
Health Resources of Glastonbury, Inc.                           CT                 Corporation
Health Resources of Groton, Inc.                                DE                 Corporation
Health Resources of Jackson, LLC                                NJ                 Limited Liability Corp.
Health Resources of Karmenta and Madison, Inc.                  DE                 Corporation
Health Resources of Lakeview, Inc.                              NJ                 Corporation
Health Resources of Lakeview, LLC                               NJ                 Limited Liability Corp.
Health Resources of Lemont, Inc.                                DE                 Corporation
Health Resources of Marcella, Inc.                              DE                 Corporation
Health Resources of Middletown (RI), Inc.                       DE                 Corporation
Health Resources of Morristown, Inc.                            NJ                 Corporation
Health Resources of Norfolk, Inc.                               DE                 Corporation
Health Resources of Norwalk, Inc.                               CT                 Corporation
Health Resources of Ridgewood, LLC                              NJ                 Limited Liability Corp.
Health Resources of Rockville, Inc.                             DE                 Corporation
Health Resources of South Brunswick, Inc.                       NJ                 Corporation
Health Resources of Wallingford. Inc.                           DE                 Corporation
Health Resources of Warwick, Inc.                               DE                 Corporation
Health Resources of West Orange, LLC                            NJ                 Limited Liability Corp.
Healthcare Resources Corp.                                      PA                 Corporation
Hilltop Healthcare Center, Inc.                                 DE                 Corporation
Hingham Healthcare Limited Partnership                          MA                 Limited Partnership
HNCA, Inc.                                                      PA                 Corporation
Holly Manor Associates of New Jersey, LP                        NJ                 Limited Partnership
Horizon Associates, Inc.                                        WV                 Corporation
Horizon Medical Equipment & Supply, Inc.                        WV                 Corporation
Horizon Mobile, Inc.                                            WV                 Corporation
HR of Charleston, Inc.                                          WV                 Corporation
HRWV Huntington, Inc.                                           WV                 Corporation
Innovative Health Care Marketing, Inc.                          PA                 Corporation
Innovative Pharmacy Services, Inc.                              NJ                 Corporation
Institutional Health Care Services, Inc.                        NJ                 Corporation
Keystone Nursing Home, Inc.                                     DE                 Corporation
Knollwood Manor, Inc.                                           PA                 Corporation
Knollwood Nursing Home, Inc.                                    DE                 Corporation
L.I.H. Chestnut Associates, LP                                  PA                 Corporation
Lake Manor, Inc.                                                PA                 Corporation
Lakewood Health Resources, Inc.                                 DE                 Corporation
Laurel Health Resources, Inc.                                   DE                 Corporation
Lehigh Nursing Homes, Inc.                                      PA                 Corporation
Life Support Medical Equipment, Inc.                            PA                 Corporation
Life Support Medical, Inc.                                      PA                 Corporation
Lincoln Nursing Home, Inc.                                      DE                 Corporation
LWNR, Inc.                                                      DE                 Corporation
Mabri Convalescent Center, Inc.                                 CT                 Corporation
Magnolia Gardens, LLC                                           MD                 Limited Liability Corp.
Main Street Pharmacy, LLC                                       MD                 Limited Liability Corp.
Manor Management Corp. of Georgian Manor, Inc.                  PA                 Corporation


              Name                                           State of            Type of Entity
                                                           Organization
Markglen, Inc.                                                  WV                 Corporation
Marlinton Associates Limited Partnership                        WV                 Limited Partnership
Marshfield Health Resources, Inc.                               DE                 Corporation
McKerley Health Care Center - Concord LP                        NH                 Limited Partnership
McKerley Health Care Center - Concord, Inc.                     NH                 Corporation
McKerley Health Centers, Inc.                                   NH                 Corporation
McKerley Health Facilities                                      NH                 Limited Partnership
Medical Services Group, Inc.                                    MD                 Corporation
Mercerville Associates of New Jersey, LP                        DE                 Limited Partnership
Merdian Healthcare Investments, Inc.                            MD                 Corporation
Meridian Edgewood Limited Partnership                           MD                 Limited Partnership
Meridian Health, Inc.                                           PA                 Corporation
Meridian Healthcare,Inc.                                        PA                 Corporation
Meridian Perring Limited Partnership                            MD                 Limited Partnership
Meridian Valley Limited Partnership                             MD                 Limited Partnership
Meridian Valley View Limited Partnership                        MD                 Limited Partnership
Meridian/Constellation Limited Partnership                      MD                 Limited Partnership
Metro Pharmaceuticals, Inc.                                     PA                 Corporation
Middletown (RI) Associates of Rhode Island, LP                  DE                 Limited Partnership
Millville Meridian Limited Partnership                          MD                 Limited Partnership
Montgomery Nursing Homes, Inc.                                  PA                 Corporation
Multicare AMC, Inc.                                             DE                 Corporation
Multicare Home Health of Illinois, Inc.                         DE                 Corporation
National Pharmacy Services, Inc.                                PA                 Corporation
NeighborCare of New Hampshire LLC                               NH                 Limited Liability Corp.
NeighborCare Pharmacies, Inc.                                   MD                 Corporation
Network Ambulance Services, Inc.                                PA                 Corporation
Norristown Nursing & Rehab Center Associates, LP                PA                 Limited Partnership
North Cape Convalescent Center Associates, LP                   PA                 Limited Partnership
Northwest Total Care Centers Associates, LP                     NJ                 Limited Partnership
Nursing & Retirement Center of the Andovers, Inc.               MA                 Corporation
Oak Hill Health Care Center, Inc.                               VA                 Corporation
Pharmacy Equities, Inc.                                         PA                 Corporation
PHC Operating Corp.                                             DE                 Corporation
Philadelphia Avenue Associates                                  PA                 Limited Partnership
Philadelphia Avenue Corporation                                 PA                 Corporation
Pocahontas Continuous Care Center, Inc.                         WV                 Corporation
Point Pleasant Haven Limited Partnership                        WV                 Limited Partnership
Pompton Associates, LP                                          NJ                 Limited Partnership
Pompton Care, LLC                                               NJ                 Limited Liability Corp.


              Name                                           State of            Type of Entity
                                                           Organization
PPS - GBMC Joint Venture, LLC                                   MD                 Limited Liability Corp.
Prescott Nursing Home, Inc.                                     MA                 Corporation
Professional Pharmacy Services, Inc.                            MD                 Corporation
Progressive Rehabilitation Centers, Inc.                        DE                 Corporation
Prospect Park LTC Management, Inc.                              PA                 Corporation
Providence Health Care, Inc.                                    DE                 Corporation
Quakertown Manor Convalescent and Rehabilitation, Inc.          DE                 Corporation
Raleigh Manor Limited Partnership                               WV                 Limited Partnership
Rest Haven Nursing Home, Inc.                                   WV                 Corporation
Ridgeland Health Resources, Inc.                                DE                 Corporation
River Pines Health Resources, Inc.                              DE                 Corporation
River Ridge Partnership                                         PA                 Limited Partnership
River Street Associates                                         PA                 Limited Partnership
Rivershores Health Resources, Inc.                              DE                 Corporation
RLNR, Inc.                                                      DE                 Corporation
Roephel Convalescent Center, LLC                                NJ                 Limited Liability Corp.
Romney Health Care Center Limited Partnership                   WV                 Limited Partnership
Rose Healthcare, Inc.                                           NJ                 Corporation
Rose View Manor, Inc.                                           PA                 Corporation
RSNR, Inc.                                                      DE                 Corporation
RVNR, Inc.                                                      DE                 Corporation
S.T.B. Investors, LTD                                           NY                 Limited Partnership
Schuylkill Nursing Homes, Inc.                                  PA                 Corporation
Schuylkill Partnership Acquisition Corp.                        PA                 Corporation
Scotchwood Institutional Services, Inc.                         NJ                 Corporation
Scotchwood Massachusetts Holding Company, Inc.                  DE                 Corporation
Seminole Meridian Limited Partnership                           MD                 Limited Partnership
Senior Living Ventures, Inc.                                    PA                 Corporation
Senior Source, Inc.                                             MA                 Corporation
Sisterville Haven Limited Partnership                           WV                 Limited Partnership
Snow Valley Health Resources, Inc.                              DE                 Corporation
Solomont Family Fall River Venture, Inc.                        MA                 Corporation
Solomont Family Medford Venture, Inc.                           MA                 Corporation
Stafford Convalescent Center, Inc.                              DE                 Corporation
State Street Associates Limited Partnership                     PA                 Limited Partnership
State Street Associates, Inc.                                   PA                 Corporation
Suburban Medical Services, Inc.                                 PA                 Corporation
SVNR, Inc.                                                      DE                 Corporation
Teays Valley Haven Limited Partnership                          WV                 Limited Partnership
The ADS Group, Inc.                                             MA                 Corporation
The Apple Valley Limited Partnership                            MA                 Limited Partnership
The House of Campbell, Inc.                                     WV                 Corporation
The Multicare Companies, Inc.                                   DE                 Corporation
The Recuperative Center Limited Partnership                     MA                 Limited Partnership
The Straus Group - Hopkins House, LP                            NJ                 Limited Partnership
The Straus Group - Old Bridge, LP                               NJ                 Limited Partnership
The Straus Group - Quakertown Manor, LP                         NJ                 Limited Partnership
The Straus Group - Ridgewood, LP                                NJ                 Limited Partnership
Therapy Care Systems, LP                                        PA                 Limited Partnership
Therapy Care, Inc.                                              PA                 Corporation
Tidewater Healthcare Shared Services Group, Inc.                PA                 Corporation
Total Rehabilitation Center, LLC                                DE                 Limited Liability Corp.
Transport Services, Inc.                                        MD                 Corporation
United Health Care Services, Inc.                               PA                 Corporation
Valley Medical Services, Inc.                                   PA                 Corporation
Valley Transport Ambulance Service, Inc.                        PA                 Corporation
Versalink, Inc.                                                 DE                 Corporation
Villas Realty & Investments, Inc.                               PA                 Corporation
Volusia Meridian Limited Partnership                            MD                 Limited Partnership
Wallingford Associates of Connecticut, LP                       DE                 Limited Partnership
Walnut LTC Management, Inc.                                     PA                 Corporation
Walnut Park Plaza Associates, LP                                PA                 Limited Partnership
Warwick Associates of Rhode Island, LP                          DE                 Limited Partnership
Wayside Nursing Home, Inc.                                      DE                 Corporation


              Name                                           State of            Type of Entity
                                                           Organization
Weisenfluh Ambulance Service, Inc.                              PA                 Corporation
West Philadelphia LTC Management, Inc.                          PA                 Corporation
Westford Nursing & Retirement Center Limited Partnership        MA                 Limited Partnership
Westford Nursing & Retirement Center, Inc.                      MA                 Corporation
Willow Manor Nursing Home, Inc.                                 MA                 Corporation
Wyncote Healthcare Corp.                                        PA                 Corporation
York LTC Management, Inc.                                       PA                 Corporation
Capital Region/Genesis ElderCare LLC                            NH                 General Partnership
Caton Manor Meridian L.P.                                       MD                 Limited Partnership
Franklin Square Meridian Healthcare Nursing Home L.P.           MD                 Limited Partnership
Hamilton Meridian L.P.                                          MD                 Limited Partnership
Meridian Growth and Income Fund                                 MD                 Limited Partnership
Moorseville Meridian L.P.                                       MD                 Limited Partnership
Plainfield Meridian L.P.                                        MD                 Limited Partnership
Lake Washington, LTD                                            FL                 Limited Liability Corporation
Randallstown Meridian L.P.                                      MD                 Limited Partnership
Spencer Meridian L.P.                                           MD                 Limited Partnership
Neighborcare Home Medical Equipment of Maryland LLC             MD                 Limited Liability Corporation